FARMSTEAD TELEPHONE GROUP, INC.
                            22 Prestige Park Circle
                        East Hartford, Connecticut 06108


                                 July 16, 1998


Dear Warrant Holder:

      Please take note of the important information enclosed with this letter. There is an important matter related to certain outstanding warrants (the "Warrants") of Farmstead Telephone Group, Inc. which you own that requires your immediate attention and approval. This matter is discussed in detail in the enclosed consent materials.

      Your vote counts, and you are strongly encouraged to exercise your right to vote your Warrants. Please mark the box on the Written Consent to indicate how your Warrants should be counted. Then sign the card, detach it and return your form of Consent in the enclosed postage-paid envelope.

      IF YOU OWN MORE THAN ONE CLASS OF WARRANT, YOU WILL RECEIVE A WRITTEN CONSENT FOR EACH CLASS OF WARRANT THAT YOU OWN, AND EACH CLASS OF WARRANT MUST BE VOTED SEPARATELY.

      YOUR WRITTEN CONSENTS MUST BE RECEIVED PRIOR TO THE CLOSE OF BUSINESS ON SEPTEMBER 3, 1998.

      Thank you in advance for your prompt consideration of these matters.


                                        Sincerely,


                                        /s/ GEORGE J. TAYLOR, JR.
                                        George J. Taylor, Jr.
                                        Chairman and CEO


                        FARMSTEAD TELEPHONE GROUP, INC.
                            22 Prestige Park Circle
                        East Hartford, Connecticut 06108


                   NOTICE OF SOLICITATION OF WRITTEN CONSENTS
                 IN LIEU OF SPECIAL MEETING OF WARRANT HOLDERS


Dear Warrant Holder:

      NOTICE IS HEREBY GIVEN, that the Board of Directors of Farmstead Telephone Group, Inc., a Delaware corporation (the "Company"), has unanimously recommended amendments to all of the outstanding redeemable common stock purchase warrants heretofore issued by the Company and described in the enclosed Consent Statement (the "Warrants") for the purposes set forth in the Consent Statement. Under the terms of the proposed amendments, there would be:

      *     A reduction in the present exercise price of the Warrants;

      *     A reduction in the target price of the Warrants;

      * The establishment of a minimum notice period with respect to future amendments; and

      * The provision for proportional increases and decreases in the target price of the Warrants upon future changes (if any) in the exercise price of the Warrants, without the need of the Company to seek additional approval from the holders of such Warrants.

      In order to effectuate the amendments to the Warrants, the Board of Directors has directed that the written consent of Warrant holders be solicited in lieu of holding a special meeting of Warrant holders. The accompanying Consent Statement explains the procedures required to consider and act upon this proposal and provides additional related information. Only Warrant holders of record at the close of business on July 10, 1998 will be entitled to act on the proposal.

      IF YOU OWN MORE THAN ONE CLASS OF WARRANT, YOU WILL RECEIVE A WRITTEN CONSENT FOR EACH CLASS OF WARRANT THAT YOU OWN, AND EACH CLASS OF WARRANT MUST BE VOTED SEPARATELY.

      YOUR BOARD OF DIRECTORS HAS APPROVED THE AMENDMENTS TO THE WARRANTS AND WARRANT AGREEMENTS AS BEING IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS THAT YOU CONSENT TO THE PROPOSED AMENDMENTS TO THE OUTSTANDING WARRANTS. APPROVAL OF THE PROPOSED AMENDMENTS REQUIRES THE CONSENT OF 51% OF THE WARRANTS, BY CLASS, OUTSTANDING ON THE RECORD DATE.

      Please do not mail your Warrant certificates to the Company or the Company's Transfer Agent unless you are notified in writing by the Company's Secretary to do so.

                                        By Order of the Board of Directors


                                        Robert G. LaVigne
                                        Executive Vice President,
                                        Chief Financial Officer and
                                        Secretary

East Hartford, CT
July 16, 1998


      PLEASE SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED FOR DELIVERY NO LATER THAN THE CLOSE OF BUSINESS ON SEPTEMBER 3, 1998. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.


Farmstead Telephone Group, Inc.
22 Prestige Park Circle
East Hartford, Connecticut  06108


                               CONSENT STATEMENT

                       SOLICITATION OF WRITTEN CONSENT OF
                               WARRANT HOLDERS TO
                    AMENDMENT OF EXISTING WARRANT AGREEMENT


      This Consent Statement and the enclosed Written Consent are being furnished in connection with the solicitation of written consents by the Board of Directors of Farmstead Telephone Group, Inc., a Delaware corporation (the "Company"), from the holders of the following redeemable common stock purchase warrants heretofore issued by the Company (collectively, the "Warrants"):

            (a) 183,579 redeemable common stock purchase warrants (the "IPO Warrants") issued by the Company in May, 1987 in conjunction with the initial public offering of Units, each unit consisting of one share of the Company's Common Stock and one Warrant;

            (b) 1,137,923 redeemable common stock purchase warrants (the "Class A Warrants") issued by the Company in August, 1996 in conjunction with a certain rights offering/standby underwriting of Units, each Unit consisting of one share of the Company's Common Stock, one Class A Warrant and one Class B Warrant; and

            (c) 1,137,923 redeemable common stock purchase warrants (the "Class B Warrants") issued by the Company in August, 1996 in conjunction with a certain rights offering/standby underwriting of Units, each Unit consisting of one share of the Company's Common Stock, one Class A Warrant and one Class B Warrant.

      Please note that, where applicable, certain of the foregoing numbers have been adjusted to reflect the 1-for-10 reverse stock split effectuated by the Company in August 1996.

      The Warrants were issued pursuant to, and are governed by, the terms and provisions of a certain Warrant Agreement (Class A and Class B Warrants) (the "Class A and B Warrant Agreement") and a certain Warrant Agreement (IPO Warrants) (the "IPO Warrant Agreement," and together with the Class A and B Warrant Agreement, the "Warrant Agreements"), each dated as of September 5, 1996, between the Company and American Securities Transfer & Trust, Inc. (the "Warrant Agent"). The Company is asking the holders of the Warrants to approve amendments to the Warrant Agreements which would (a) reduce the present exercise price of the Warrants to $2.00, (b) reduce the Target Price (as defined in the Warrant Agreements) of the Warrants to $2.90, (c) establish the minimum period by which the Company must notify holders of the Warrants of future modifications to the Warrant Agreements at 20 calendar days, and (d) provide for proportional increases and decreases in the target price of the Warrants upon future changes (if any) in the exercise price of the Warrants, without the need of the Company to seek additional approval from the holders of such Warrants. Only the holders of record of the Warrants as of the close of business on July 10, 1998 (the "Record Date") will be entitled to notice of and to consent to the proposed amendments to the Warrant Agreements.

      Pursuant to the terms and provisions of the Warrant Agreements, the Board of Directors of the Company is asking the holders of the Warrants for their written consent to the proposed amendments to the Warrant Agreements in lieu of holding a special meeting of holders of the Warrants to approve the amendments. A holder of a Warrant who executes the enclosed Written Consent (either indicating such holder's consent or without indicating a choice) and mails it as directed will be counted as consenting to the proposed amendments if such consent is received by the Company before the close of business of the American Stock Exchange on September 3, 1998 (such date, including any extension thereof made pursuant to the next sentence, is at times referred to herein as the "Effective Date"). The Board of Directors of the Company, in its sole discretion, may elect to extend such date for up to an additional thirty (30) days. However, there can be no assurance as to the length, if any, of any such extension of the Effective Date. No written notice of the extension of the Effective Date need be given to any holder of a Warrant and any such extension will not alter the binding nature of consents already received by the Company.

      The consent of the holders of the Warrants is being solicited and may only be voted upon as a unified proposal. Accordingly, a holder of Warrants may not consent to or withhold consent to (or "ABSTAIN" to) one part of the proposal without similarly consenting to or withholding consent from the others.

      Any consent may be revoked in writing at any time provided such written revocation is received by the Company on or before the close of business of the American Stock Exchange on the Effective Date. Adoption of the proposed amendments requires the affirmative written consent of the holders of at least 51% of the Warrants, by class, outstanding on the Record Date. Abstentions and broker non-votes will have the effect of withholding consent.

      If the necessary consents are received, the proposed amendments to the Warrant Agreements will become effective as of the close of business of the American Stock Exchange on the Effective Date. At such time, all holders of the Warrants will be bound by the amendments, whether or not they consented thereto. If the proposed amendments to the Warrant Agreements are approved, your existing certificates will continue to represent your interest in the Warrants following the Effective Date.

      IF YOU OWN MORE THAN ONE CLASS OF WARRANT, YOU WILL RECEIVE A WRITTEN CONSENT FOR EACH CLASS OF WARRANT THAT YOU OWN, AND EACH CLASS OF WARRANT MUST BE VOTED SEPARATELY.

      DO NOT DESTROY YOUR CERTIFICATES AND DO NOT MAIL THEM TO THE COMPANY OR THE TRANSFER AGENT UNLESS NOTIFIED IN WRITING BY THE COMPANY'S SECRETARY TO DO SO.

      The date of this Consent Statement is July 16, 1998. This Consent Statement and the enclosed Written Consent were first mailed to holders of the Warrants on or about July 16, 1998. The address of the principal executive office of Farmstead Telephone Group, Inc. is 22 Prestige Park Circle, East Hartford, Connecticut 06108.

                             AVAILABLE INFORMATION

      The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files periodic reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). The reports, proxy statements and other information filed by the Company with the Commission may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and also are available for inspection at the Commission's Regional Offices at Seven World Trade Center, Suite 1300, New York, New York 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material also may be obtained, at prescribed rates, from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, the Company is required to file electronic versions of certain material with the Commission through the Commission's Electronic Data Gathering, Analysis and Retrieval (EDGAR) system. The Commission maintains a site on the Internet's World Wide Web at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission.

      NO PERSON IS AUTHORIZED TO PROVIDE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS WITH RESPECT TO THE MATTERS DESCRIBED IN THIS CONSENT STATEMENT OTHER THAN THOSE CONTAINED HEREIN OR IN THE DOCUMENTS INCORPORATED BY REFERENCE HEREIN. ANY INFORMATION OR REPRESENTATIONS WITH RESPECT TO SUCH MATTERS NOT CONTAINED HEREIN OR THEREIN MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THE DELIVERY OF THIS CONSENT STATEMENT SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF OR THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT OR IN THE DOCUMENTS INCORPORATED BY REFERENCE HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF OR THEREOF, AS THE CASE MAY BE.

                           FORWARD-LOOKING STATEMENTS

      Certain information contained or incorporated by reference in this Consent Statement, including statements as to the future financial or operating performance of the Company, may constitute "forward-looking statements," which can be identified by the use of such forward-looking terminology as "believes," "expects," "may," "will," "should," or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or discussions of strategy that involves risks and uncertainties. The Private Securities Litigation Reform Act of 1995 provides certain "safe harbor" protections for forward-looking statements in order to encourage companies to provide prospective information about their businesses. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements which are other than statements of historical facts.

      The forward-looking statements set forth or incorporated by reference in this Consent Statement are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, management's examination of historical operating trends, data contained in the Company's records and other data available from third parties. Although the Company believes that such assumptions were reasonable when made, because such assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond the Company's control, there can be no assurance, and no representation or warranty is made, that management's expectations, beliefs or projections will result or be achieved or accomplished. In addition to the other factors and matters discussed elsewhere herein and in the documents incorporated by reference herein, factors that, in the view of the Company, could cause actual results to differ materially from those discussed in the forward-looking statements include: (i) changes in economic conditions; (ii) changes in management or control of the Company; (iii) the inability to obtain new customers or retain existing customers; (iv) significant changes in competitive factors affecting the Company; (v) governmental/regulatory actions and initiatives, including those affecting financings, and environmental/safety requirements; (vi) significant changes from expectations in actual capital expenditures and operating expenses and unanticipated project delays; (vii) occurrences affecting the Company's ability to obtain funds from operations, debt or equity to finance needed capital expenditures and other investments; (viii) significant changes in tax rates or policies or in rates of inflation or interest; (ix) significant changes in the Company's relationship with its employees; (x) changes in accounting principles and/or the application of such principles by the Company; and (xi) natural disasters and other occurrences beyond the control of the Company.

      None of the Company, or any of its respective agents, employees or advisors intend or have any duty or obligation to supplement, amend, update or revise any of the forward-looking statements contained or incorporated by reference in this Consent Statement. The Company's independent auditors have not examined or compiled such statements or applied any procedures with respect to such statements. Accordingly, such auditors have not expressed any opinion or other form of assurance with respect to such statements.

                   PROPOSED AMENDMENTS TO WARRANT AGREEMENTS

GENERAL

      On June 18, 1998, the Board of Directors of the Company unanimously adopted resolutions approving a reduction in the present exercise and target prices of the Warrants. The Board also approved amendments to the Warrant Agreements to effectuate the foregoing, and amendments establishing the minimum period by which the Company must notify holders of the Warrants of future modifications to the Warrant Agreements at 20 calendar days and providing for proportional increases and decreases in the Target Price of the Warrants upon future changes (if any) in the exercise price of the Warrants, without the need of the Company to seek additional approval from the holders of such Warrants. The terms and provisions of the Warrants and Warrant Agreements, as proposed to be amended, are described more fully below.

      IF THE COMPANY RECEIVES EXECUTED WRITTEN CONSENTS IN THE ENCLOSED FORM (EITHER INDICATING THAT WARRANT HOLDER'S CONSENT OR WITHOUT INDICATING A CHOICE) ON OR BEFORE THE CLOSE OF BUSINESS OF THE AMERICAN STOCK EXCHANGE ON SEPTEMBER 3, 1998 FROM HOLDERS OF AT LEAST 51% OF THE WARRANTS, BY CLASS, OUTSTANDING ON THE RECORD DATE, THE PROPOSED AMENDMENTS WILL BE APPROVED. IF THE PROPOSED AMENDMENTS ARE APPROVED, (A) THE EXERCISE PRICE OF THE IPO WARRANTS, CLASS A WARRANTS AND CLASS B WARRANTS WILL BE REDUCED FROM $4.67, $5.28, AND $6.09 PER SHARE, RESPECTIVELY, TO $2.00 PER SHARE; (B) THE TARGET PRICE OF THE IPO WARRANTS, CLASS A WARRANTS AND CLASS B WARRANTS WILL BE REDUCED FROM $11.25, $6.09, AND $6.90 PER SHARE, RESPECTIVELY, TO $2.90 PER SHARE; (C) IF THE EXERCISE PRICE OF THE WARRANTS SHALL BE INCREASED OR DECREASED IN ANY RESPECT AND FOR WHATEVER REASON, THE TARGET PRICE OF THE WARRANTS SHALL BE PROPORTIONATELY ADJUSTED, WITHOUT ANY FURTHER ACTION OF THE REGISTERED HOLDER BY MULTIPLYING THE INCREASED OR DECREASED EXERCISE PRICE BY 145%; AND (D) SOLICITATION OF CONSENTS SEEKING MODIFICATION OF THE WARRANT AGREEMENTS SHALL BE MADE UPON A MINIMUM OF 20 CALENDAR DAYS NOTICE TO THOSE HOLDERS OF RECORD ON SUCH DATE AS DETERMINED BY THE COMPANY. IF THE AMENDMENTS ARE NOT APPROVED, THERE WILL BE NO REDUCTION IN THE EXERCISE OR TARGET PRICES OF THE WARRANTS. NO PROPORTIONAL CHANGES IN THE TARGET PRICE IN RELATION TO THE EXERCISE PRICE, AND NO ESTABLISHMENT OF A MINIMUM NOTICE PERIOD FOR MODIFICATIONS TO THE AGREEMENT.

      Except as set forth above with respect to the reduction in the exercise price for each Warrant, reduction in the Target Price for each Warrant, establishment of a 20 day notice period, and provision for proportional increases and decreases in the Target Price of the Warrants upon future changes (if any) in the exercise price of the Warrants, no change will result in the relative rights or interests of present holders of the Warrants by virtue of the approval of the proposed amendments to the Warrant Agreements. Approval of the proposed amendments to the Warrant Agreements will not result in any change in the rights or interests of present holders of shares of the Company's Common Stock, holders of outstanding options to acquire shares of the Company's Common Stock, or holders of any warrants (other than the Warrants) heretofore issued by the Company to acquire shares of the Company's Common Stock.

      The Company's Transfer Agent will be directed to treat certificates representing Warrants outstanding prior to the amendments as representing Warrants which would be exercisable and redeemable in lieu thereof following the effective date of the amendments.

      DO NOT DESTROY YOUR WARRANT CERTIFICATES AND DO NOT MAIL THEM TO THE COMPANY OR THE TRANSFER AGENT UNLESS YOU ARE NOTIFIED IN WRITING BY THE COMPANY'S SECRETARY TO DO SO.

PURPOSE OF AMENDMENT

      The primary purpose of the proposed amendments to the Warrants is to raise capital in the near term for general working capital purposes, by increasing the likelihood that, due to the proposed reductions in the exercise prices and Target Prices, the Warrants may be exercised sooner than as currently contemplated under their present exercise and target prices. The Board of Directors of the Company believes that by reducing the exercise price of the Warrants, the holders of the Warrants are provided a more immediate incentive to convert their Warrants to shares of the Company's Common Stock since a reduction of the exercise price of the Warrants to $2.00 per share will cause the Warrants to be "in the money" as long as the market price of the Company's Common Stock remains above $2.00 per share. The closing price of the Common Stock on June 25, 1998 was $2.00 per share. However, it is not possible to predict the exact impact that the amendments to the Warrant Agreements will have on the exercise of the Warrants and there can be no assurances that any material exercises will be achieved.

      While the proposed reduction in the exercise price of the IPO Warrants, Class A Warrants and Class B Warrants from $4.67, $5.28, and $6.09 per share, respectively, to $2.00 per share will significantly reduce the maximum potential revenues to be realized by the Company from an exercise of all outstanding Warrants from $13,795,498 to $4,918,850, the Board of Directors believe that the Company is best served by nearer term infusion of capital.

FEDERAL INCOME TAX CONSEQUENCES

      The Company believes that the reduction in the present exercise price of the Warrants will not be treated as a taxable event for federal tax purposes under the Internal Revenue Code. However, Warrant holders are encouraged to consult with their own tax advisors regarding the effects of these transactions under applicable federal, state, local and foreign tax laws and regulations.

                    WARRANTS AND PRINCIPAL HOLDERS THEREOF

      As of the close of business on the Record Date, there were 2,459,425 Warrants outstanding. Each outstanding Warrant entitles the owner thereof to one vote on the proposed amendment. As of the Record Date, the Company was not aware of any person who was the beneficial owner of more than five percent (5%) of the outstanding Warrants.

          CERTAIN INFORMATION WITH RESPECT TO DIRECTORS AND OFFICERS

SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth information regarding the beneficial ownership of the Warrants outstanding as of the Record Date by (i) all directors of the Company, (ii) each Named Executive Officer (defined as the Chief Executive Officer of the Company and each officer whose total annual compensation exceeded $100,000 in 1997), and (iii) all directors, and executive officers of the Company as a group.

                                                 IPO       Class A     Class B
        Name and Principal Position            Warrants    Warrants    Warrants
-------------------------------------------    --------    --------    --------

George J. Taylor, Jr.,                           100          100         100
 CEO
Robert G. LaVigne,                                 0        1,500       1,500
 Executive Vice President, Chief Financial
 Officer, Secretary and Treasurer
Alexander E. Capo,                               290            0           0
 Vice President - Sales
Harold L. Hansen,                                  0            0           0
 Director
Hugh M. Taylor,                                    0            0           0
 Director
Joseph J. Kelley,                                  0            0           0
 Director
All officers and directors as a group
 (9 persons)                                     390        7,555       7,555

RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

      FOR THE REASONS SET FORTH ABOVE, THE BOARD RECOMMENDS A VOTE "FOR" THESE AMENDMENTS.

REQUIRED VOTE.

      Approval of the proposed amendments requires the consent of 51% of the Warrants, by class, outstanding on the Record Date.

                             COSTS OF SOLICITATION

      The entire cost of soliciting consents, including the cost of preparing this Consent Statement and the legal fees incurred by the Company in connection with the preparation of this Consent Statement and the form of Written Consent will be borne by the Company. Consents may also be solicited in person or by telephone or telegraph by directors, officers or regular employees of the Company, none of whom will receive additional compensation therefor. In addition, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send consent materials to the beneficial owners of the Warrants, and reimbursement for such expenses may be made. In connection with a Standby Underwriting Agreement with Schneider Securities, Inc. ("SSI") entered into September 17, 1996, the Company will pay SSI a solicitation fee of 5% of the aggregate exercise price for warrant exercises solicited by SSI or its representatives and agents, subject to applicable NASD rules. The Company may also offer a similar warrant solicitation fee to other NASD member firms.

      Warrant holders are urged to complete, sign and return the enclosed form of Written Consent on or before September 3, 1998, in the enclosed envelope. The Board of Directors of the Company unanimously recommends that you consent to the proposed amendments to the Warrant Agreements.

                           INCORPORATION BY REFERENCE

      AS ALLOWED BY SECURITIES AND EXCHANGE COMMISSION RULES, THIS CONSENT STATEMENT DOES NOT CONTAIN ALL OF THE INFORMATION REQUIRED BY THE PROXY STATEMENT RULES.

      THE COMMISSION ALLOWS THE COMPANY TO "INCORPORATE BY REFERENCE" INFORMATION INTO THIS CONSENT STATEMENT, WHICH MEANS THAT THE COMPANY CAN DISCLOSE IMPORTANT INFORMATION BY REFERRING YOU TO ANOTHER DOCUMENT FILED SEPARATELY WITH THE COMMISSION (UNDER THE COMPANY'S COMMISSION FILE NO., WHICH IS 0-15938). THE INFORMATION INCORPORATED BY REFERENCE IS DEEMED TO BE A PART OF THIS CONSENT STATEMENT, EXCEPT FOR ANY INFORMATION SUPERSEDED BY INFORMATION CONTAINED DIRECTLY IN THIS CONSENT STATEMENT. THIS CONSENT STATEMENT INCORPORATES BY REFERENCE THE DOCUMENTS SET FORTH BELOW, WHICH THE COMPANY HAS PREVIOUSLY FILED WITH THE COMMISSION. THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND ITS FINANCIAL CONDITION.

      (i) The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997, which includes the report of independent public accountants on the financial statements included therein; and

      (ii) The Company's Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 1998;

      (iii) The portions of the Proxy Statement for the Annual Meeting of Stockholders held on June 18, 1998 that have been incorporated by reference in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997;

      (iv) All documents and reports filed by the Company, pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Consent Statement and prior to the Effective Date shall be deemed to be incorporated by reference in this Consent Statement and to be a part hereof from the dates of filing of such documents or reports. These include periodic reports, such as Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB and Current Reports on Form 8-KSB, as well as proxy statements. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Consent Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Consent Statement.

      The Company hereby undertakes to provide without charge to any beneficial owner of the Warrants to whom a copy of this Consent Statement has been delivered, upon the written or oral request of any such person, a copy of any and all of the documents referred to above which have been or may be incorporated herein by reference, other than exhibits to such documents, unless such exhibits are specifically incorporated herein by reference. Requests for such documents may be made in writing to the Company at 22 Prestige Park Circle, East Hartford, Connecticut 06108, Attention: Robert G. LaVigne, Secretary. You may also call the Company at (860) 610-6000.

      If you are also a stockholder, the Company may have sent you some of the documents incorporated by reference, but you can obtain any of them through the Company or the Commission, or the Commission's web site described above.

      If you would like to request any of the foregoing documents from the Company, please do so as soon as practicable in order to receive them in sufficient time before the Effective Date. If you request any incorporated documents, they will be mailed to you by first-class mail, or other equally prompt means, within one business day of your request.

                                        By Order of the Board of Directors


                                        Robert G. LaVigne
                                        Executive Vice President,
                                        Chief Financial Officer and
                                        Secretary

East Hartford, CT
July 16, 1998



FORM OF CONSENT
---------------


                        FARMSTEAD TELEPHONE GROUP, INC.
        22 Prestige Park Circle, East Hartford, CT 06108 (860) 610-6000

         WRITTEN CONSENT SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR HOLDERS OF THE FOLLOWING WARRANT:

              __________ REDEEMABLE COMMON STOCK PURCHASE WARRANT
                            CUSIP NUMBER: ___________

      The undersigned hereby votes all of the __________ Redeemable Common Stock Purchase Warrants issued by Farmstead Telephone Group, Inc., a Delaware corporation (the "Company"), with respect to which the undersigned is entitled to act, to consent, withhold consent or abstain, as indicated to the proposal of the Company described below. The undersigned acknowledges receipt of the Notice of Solicitation of Written Consents in Lieu of a Special Meeting of Warrant Holders and the Company's Consent Statement dated July 16, 1998 and hereby revokes all former consents given by the undersigned with respect to the proposal described below.

      THIS WRITTEN CONSENT, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN; IF NO DIRECTION IS MADE WITH RESPECT TO THE PROPOSAL, THIS WRITTEN CONSENT WILL BE COUNTED AS A CONSENT TO THE PROPOSAL.

      You are urged to sign and return your Written Consent to the Company without delay, AND IN ALL EVENTS BY THE CLOSE OF BUSINESS ON SEPTEMBER 3, 1998, in the return envelope provided for that purpose which requires no postage if mailed in the United States.


[X]   PLEASE MARK CHOICE AS SHOWN IN THIS EXAMPLE.

The Board of Directors recommends "CONSENT" to the proposal.

      Proposal to approve an amendment to the existing Warrant Agreement to which the Company is a party which amendment would (a) reduce the present exercise price of the Warrants to $2.00, (b) reduce the Target Price of the Warrants to $2.90, (c) establish the minimum period by which the Company must notify holders of the Warrants of future modifications to the Warrant Agreements at 20 calendar days, and (d) provide for proportional increases and decreases in the Target Price of the Warrants upon future changes (if any) in the exercise price of the Warrants, without the need of the Company to seek additional approval from the holders of such Warrants, all as further described in the Company's Consent Statement dated as of July 16, 1998.

      [ ] CONSENT          [ ] WITHHOLD CONSENT          [ ] ABSTAIN


      Please sign exactly as the name(s) appear on your Warrant Certificate(s). When attorney, executor, administrator, trustee, or guardian, please give full title as such. If more than one name is shown, as in the case of joint tenancy, each party should sign.

      THE BOARD OF DIRECTORS URGES THAT YOU FILL IN, SIGN AND DATE THE WRITTEN CONSENT AND RETURN IT PROMPTLY BY MAIL IN THE ENCLOSED ENVELOPE.


Signature: _________________________________   Date: ______________

Signature: _________________________________   Date: ______________